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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 1997


                          PACIFIC GULF PROPERTIES INC.
             (Exact Name of Registrant as Specified in its Charter)

         Maryland                        1-12546                 33-0577520
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


        363 San Miguel Drive, Suite 100                   92660-7805
           Newport Beach, California                      (Zip Code)
   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (714) 721-2700

                                      None
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

        On March 28, 1996, Pacific Gulf Properties Inc. (the "Company") filed a registration statement (File No. 333-02798) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of up to an aggregate of $112,155,139 in securities of the Company (the "Registration Statement"). On May 23, 1996, the Commission declared the Registration Statement, as amended, effective. The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus".

        The Company has, from time to time, effected sales of its securities pursuant to the Registration Statement, and, on December 26, 1996, filed, pursuant to Rule 462(b) promulgated under the Securities Act, a registration statement on Form S-3 registering up to an additional aggregate amount of $14,454,500 in securities of the Company.

        The Company filed with the Commission on January 16, 1997 a supplement to the Prospectus, dated January 15, 1997, relating to the issuance and sale of up to 2,000,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock Supplement"). In connection with the filing of the Common Stock Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibits are filed with this report on Form 8-K.

        Exhibit No.             Description
        -----------             -----------

        1.1             Underwriting Agreement between the Company and
                        Prudential Securities Incorporated dated January 15,
                        1997, with respect to the issuance and sale by the Company of up to 2,000,000 shares of the Company's common stock.

        5.1 Opinion of Piper & Marbury, L.L.P. regarding the validity of the common stock.

        8.1 Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.

        23.1            Consent of Piper & Marbury, L.L.P. (included as part of
                        Exhibit 5.1).

        23.2            Consent of Gibson, Dunn & Crutcher LLP (included as
                        part of Exhibit 8.1.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PACIFIC GULF PROPERTIES INC.




Date: January 21, 1997                 By: /s/  DONALD G. HERRMAN
                                           ---------------------------------
                                                Donald G. Herrman
                                                Chief Financial Officer










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